united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

2014

Annual Report

AL FRANK FUND

AL FRANK DIVIDEND VALUE FUND

Dear Shareholders,

With data compiled by Professors Eugene F. Fama and Kenneth R. French showing that stocks trading for higher book value to price ratios returned only 5.68% in 2014, it was a tough year relatively speaking for many folks following Value investment strategies. Alas, that was the case for our two Funds. For the full-year 2014, the Al Frank Fund – Investor Class (VALUX) returned 5.47%, while the Al Frank Dividend Value Fund – Investor Class (VALDX) managed a 3.36% return. Those figures compare to the 12.56% total return of the Russell 3000® Index and the 13.69% total return of the S&P 500® Index over the same period.

Al Frank Fund Average Annual Total Return as of 12/31/2014 (Unaudited)

	Al Frank Fund Investor Class *	Al Frank Fund Advisor Class**	Russell 3000® Index	S&P 500® Index
1 year	5.47%	5.73%	12.56%	13.69%
5 years	13.91%	14.19%	15.63%	15.45%
10 years	6.39%	N/A	7.94%	7.67%
Since Inception 1.2.98	10.81%	N/A	6.74%	6.44%
Since Inception 4.30.06	N/A	5.26%	7.69%	7.62%

*	Commencement of operations 01/02/1998

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 1.55%; Advisor Class 1.29%

Net Annual Fund Operating Expenses: Investor Class 1.49%; Advisor Class 1.24%

(Per the May 1, 2014 Prospectus)

Al Frank Dividend Value Fund Average Total Return as of 12/31/2014(Unaudited)

	Al Frank Dividend Value Fund Investor Class*	Al Frank Dividend Value Fund Advisor Class**	Russell 3000® Index	S&P 500® Index
1 year	3.36%	3.65%	12.56%	13.69%
5 years	12.51%	12.78%	15.63%	15.45%
Since Inception 9.30.04	7.14%	N/A	8.76%	8.41%
Since Inception 4.30.06	N/A	5.27%	7.69%	7.62%

*	Commencement of operations 09/30/2004

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 2.01%; Advisor Class 1.75%

Net Annual Fund Operating Expenses: Investor Class 1.98%; Advisor Class 1.73%

(Per the May 1, 2014 Prospectus)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month- end may be obtained by visiting alfrankfunds.com. The Funds impose a 2% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. Had the fee been included, returns would be lower. The Adviser has contractually

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agreed to waive its fees and/or absorb expenses through April 30, 2015 to ensure net annual operating expenses do not exceed those listed above.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

**********

The following attribution analysis illustrates some of the reasons why the Funds performed as they did during 2014 relative to their benchmarks, the Russell 3000® Index and the S&P 500® Index.

During this timeframe, VALUX benefited from an overweight position and relatively better selection in Information Technology, while favorable stock selection and an overweight position within the Consumer Discretionary sector relatively better stock selection within the Consumer Staples, Utilities and Financial sectors added to performance. An overweight position and poor stock selection within the Energy, Industrials and Materials sectors was a major detractor from relative performance, as was poor selection within Telecommunications. Additionally, an underweight position in the Utilities and Healthcare sectors pulled down aggregate performance, while our relatively modest cash position negatively impacted performance.

The Al Frank Fund’s allocation to large-cap stocks provided the largest boost to relative performance during the period, while our selection within small-caps was the primary detractor. Additionally, our allocation to small-cap stocks was a significant drag on relative performance. Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2014 were Apple, Royal Caribbean, Aetna, Disney and Protective Life. On the other side of the ledger, Navios Maritime, Paragon Offshore, Ensco, Manpower and Portugal Telecom had the largest negative impact.

The weights as of 12/31/14 for the positions discussed above are as follows: Apple: 2.19%, Royal Caribbean: 1.73%, Aetna: 2.35%, Disney: 2.39% and Protective Life: 0.00%. On the other side of the ledger, Navios Maritime: 1.02%, Paragon Offshore: 0.61%, Ensco: 0.66%, Manpower: 1.73% and Portugal Telecom: 0.00%

Company Name	% Net	Sector	% Net	Market	% Net

	Assets		Assets	Cap	Assets
Walt Disney Co	2.4%	Information Technology	17.7%	Large	47.6%
Aetna Inc	2.4%	Financials	15.2%	Giant	30.6%
Apple Inc	2.2%	Industrials	13.5%	Medium	13.8%
Norfolk Southern Corp	2.1%	Consumer Discretionary	13.0%	Small	7.4%
Archer-Daniels-Midland Co	2.0%	Health Care	10.9%	Micro	0.6%
Whirlpool Corp	1.8%	Energy	10.3%
Microsoft Corp	1.8%	Consumer Staples	6.6%
ManpowerGroup	1.7%	Materials	5.1%
JPMorgan Chase & Co	1.7%	Telecommunication Services	3.4%
Royal Caribbean Cruises Ltd	1.7%	Utilities	1.5%
Waste Management Inc	1.7%
Comcast Corp	1.7%
Eaton Corp PLC	1.7%
Wells Fargo & Co	1.6%
Intel Corp	1.6%

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During this timeframe, VALDX benefited from an overweight position and relatively better selection in Information Technology, while favorable stock selection within the Financial, Consumer Staples and Utilities sectors also helped performance. An overweight position and poor stock selection within the Energy and Materials sectors was a major detractor from relative performance, as was poor selection within Telecommunications, Healthcare and Industrials. Additionally, an underweight position in the Utilities and Healthcare sectors pulled down aggregate performance, while our relatively modest cash position negatively impacted performance.

The Al Frank Dividend Value Fund’s selection within large- and mega-cap stocks provided the largest boost to overall performance during the period, while our selection within micro- and small-caps was the primary detractor. Of course, given the large relative performance gap, our selection across market caps did not help relative performance. Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2014 were Apple, Intel, Protective Life, Entergy and Aetna. On the other side of the ledger, Navios Maritime, Paragon Offshore, Portugal Telecom, Ensco and Freeport McMoran Copper & Gold had the largest negative impact.

The weights as of 12/31/14 for the positions discussed above are as follows: Apple: 2.08%, Intel: 1.96%, Protective Life: 0.00%, Entergy: 1.57% and Aetna: 1.81%. On the other side of the ledger, Navios Maritime: 1.23%, Paragon Offshore: 0.45%, Portugal Telecom: 0.00%, Ensco: 0.90% and Freeport McMoran Copper & Gold: 0.81%.

Company Name	% Net	Sector	% Net	Market	% Net

	Assets		Assets	Cap	Assets
Apple Inc	2.1%	Financials	17.0%	Large	41.5%
Intel Corp	2.0%	Information Technology	16.2%	Giant	36.1%
Waste Management Inc	1.8%	Consumer Discretionary	14.3%	Medium	14.4%
Aetna Inc	1.8%	Industrials	14.1%	Small	6.4%
Seagate Technology PLC	1.8%	Healthcare	11.1%	Micro	1.6%
BB&T Corp	1.8%	Energy	8.9%
Whirlpool Corp	1.7%	Consumer Staples	5.5%
Symantec Corp	1.7%	Materials	4.4%
Walt Disney Co	1.7%	Telecommunication Services	4.1%
Cisco Systems Inc	1.7%	Utilities	1.6%
Corning Inc	1.7%
JPMorgan Chase & Co	1.7%
Norfolk Southern Corp	1.6%
Eaton Corp PLC	1.6%
Goldman Sachs Grp	1.6%

**********

We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the Funds and the stocks contained therein. As such, we remain pleased with our long- term performance comparisons. For example, as of 12/31/14, the Al Frank Fund – Investor Class (VALUX) has enjoyed an 10.81% annualized rate of return since its inception on January 2, 1998, compared to a 6.74% annualized return for the Russell 3000® Index and a 6.44% annualized return for the S&P 500® Index over the same period. As of 12/31/14, the Al Frank Dividend Value Fund – Investor Class (VALDX), with its emphasis on dividend-paying stocks, has had a 7.14% annualized rate of return since its inception on September

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30, 2004, versus an 8.76% annualized return for the Russell 3000® Index and an 8.41% annualized return for the S&P 500® Index over the same period.

Remember that both of our Funds seek broad diversification with exposure across nearly all market sectors. Also, as the charts above illustrate, we remain very much an all-cap manager, with representation in micro, small, mid, large and giant-caps. We have always been equal opportunity stock pickers, free to go where we believe the bargains reside. In fact, in recent years we have moved more toward larger-cap holdings, given the opportunities we believe were presented by the relatively inexpensive valuations that were created as a result of small and mid-cap stocks dramatically outperforming since the turn of the millennium. Continued support for the shift can be found in the June 2014 S&P Indices Market Attributes report. Standard & Poor’s states that the price return since December 1999 on the Large-Cap S&P 500® Index has been +40.13% through December 31, 2014, compared to +226.63 for the S&P MidCap 400® Index and +251.42% for the S&P SmallCap 600® Index. And on the valuation side, Standard & Poor’s shows a price to earnings ratio of 15.7 times 2015 estimated earnings for the S&P 500® Index versus a P/E of 17.7 for the S&P MidCap 400® Index and 18.6 for the S&P SmallCap 600® Index.

**********

We knew that 2013, a year in which our benchmark Russell 3000 index was up 33.5%, would be a very tough act to follow, but we have mixed emotions about the modest single-digit returns posted by our two Funds.

On the one hand, whether it was the transition in leadership and the tapering of the QE3 bond-buying program at the Federal Reserve, the invasion of Ukraine and annexation of Crimea by Russia, the rise of the Sunni militant Islamic State of Iraq/Syria/Levant and eventual U.S. military engagement, the Argentina debt default, the lackluster economic growth in Europe or the major U.S. Ebola scare, there were plenty of headwinds that had to be overcome in 2014.

On the other hand, the S&P 500 managed to advance 13.7% in 2014, while our benchmark Russell 3000 index climbed 12.6% on a total-return basis, so our returns would have to be viewed as disappointing, even as we suspect that many would rather make money and trail the market averages than lose money and outperform. Of course, the Dow Jones Industrials returned only 10.0%, the S&P SmallCap 600 gained 5.8% and the Russell 2000 index moved up 4.9%. And four of the ten S&P 500 sectors (Industrials, Consumer Discretionary, Materials & Telecom) managed only single-digit returns, while energy actually endured a 7.8% negative return. No doubt, the plunge in commodities last year (the S&P GSCI index plummeted 33.1%) hit the Industrials, Materials and Energy sectors, while the strength in the dollar didn’t help matters for many multinational U.S.-based companies, not to mention those domiciled overseas.

Indeed, 2014 was a handsome year for only a handful of equity markets, with stocks outside the U.S. struggling mightily. In fact, the S&P Asia 50 index gained only 2.0%, the Europe 350 index was off 5.1% and the S&P Latin America 40 index tumbled 10.9%. The primary global non- U.S. equity-market benchmark, the MSCI ACWI ex-U.S. index, actually declined by 3.3%. Alas, while we like the diversification that our global focus provides, our portfolios generally were not helped last year by the foreign companies that we hold via American Depository Receipts.

Looking more closely at the U.S., performance numbers for our market-capitalization-weighted Russell 3000 benchmark masked what was happening throughout the index as the respective

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average and median stock returns were much more subdued at 5.5% and 4.2%. Needless to say, it was a tough year for stock pickers, but the fact that many stocks failed to gain much ground in 2014 should provide some comfort to those concerned about the recent highs on the major market averages and the talk of too much investor enthusiasm. We like how our broadly diversified portfolios of undervalued stocks are positioned heading into the new year.

After all, year-end Bloomberg calculations show that the trailing 12-month P/E ratio for the stocks held in the Al Frank Fund was 16.1, compared to 19.8 for the Russell 3000 index, while the latest dividend yield of 2.6% was nicely higher than the benchmark’s 1.8%. It was a similar story for the stocks held in The Al Frank Dividend Value Fund as the trailing-12-month P/E ratio was 16.2 and the dividend yield was 3.0%.

In Conclusion

We have braced ourselves for increased volatility, and we know that many are suggesting that the long-awaited pullback is imminent, but we have long been comfortable with our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing our cash position. True, we would love to avoid the next big downturn, but we know that more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Only by accepting that these events are a normal part of the process can we seek to achieve overall long-term returns that assist investors in meeting their financial goals.

**********

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Specultor newsletter, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at AFAM | Innealta Capital thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and I am proud to say that I continue to invest my own money right alongside our shareholders in both of our Funds.

Sincerely,

John Buckingham

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Portfolio Holdings listed herein are subject to change at any time and should not be considered investment advice.

The Russell 3000 Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

S&P 400 Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks.

S&P SmallCap 600 measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

Russell 2000 measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P GSCI® measures general price movements and inflation in the world economy. The index is world-production weighted. It is designed to be investable by including the most liquid commodity futures, and provides diversification with low correlations to other asset classes.

S&P Asia 50 consists of 50 leading blue-chip companies that are drawn from four major Asian markets—Hong Kong, Korea, Singapore and Taiwan.

S&P Europe 350 consists of 350 leading blue-chip companies drawn from 16 developed European markets.

S&P Latin America 40 includes 40 leading, blue-chip companies that capture approximately 70% of the region’s total market capitalization. Constituents are drawn from five major Latin American markets: Brazil, Chile, Colombia, Mexico and Peru.

MSCI ACWI ex U.S. ETF seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities.

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Al Frank Funds

EXPENSE EXAMPLES at December 31, 2014 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively, and 1.98% and 1.73% for the Al Frank Dividend Value Fund Investor Class and Advisor Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

Al Frank Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/14	12/31/14	7/1/14– 12/31/14*

Actual	$1,000.00	$975.90	$7.42

Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Funds

EXPENSE EXAMPLES at December 31, 2014 (Unaudited)(Continued)

Al Frank Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/14	12/31/14	7/1/14– 12/31/14*

Actual	$1,000.00	$977.00	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/14	12/31/14	7/1/14– 12/31/14*

Actual	$1,000.00	$975.30	$9.86

Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184(days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/14	12/31/14	7/1/14– 12/31/14*

Actual	$1,000.00	$977.10	$8.62

Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Funds
Portfolio Review (Unaudited)
December 31, 2014

Al Frank Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.14 (1)

	Al Frank	Al Frank
	Fund -	Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class*	Class**	Index	Index
1 year	5.47%	5.73%	12.56%	13.69%
5 years	13.91%	14.19%	15.63%	15.45%
10 years	6.39%	N/A	7.94%	7.67%
Since 1.2.98 inception	10.81%	N/A	6.74%	6.44%
Since 4.30.06 inception	N/A	5.26%	7.69%	7.62%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.55% for the Investor Class and 1.29% for the Advisor Class, respectively, per the May 1, 2014 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.49% for the Investor Class and 1.24% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced. Total returns are calculated using the traded NAV on December 31, 2014 for the Al Frank Investor Class and do not include adjustments made for financial reporting purposes.

*	Commencement of operations on January 2, 1998.

**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do no incur expenses and are not available for investment.

Al Frank Funds Portfolio Review (Unaudited) December 31, 2014

Al Frank Dividend Value Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Dividend Value Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.14 (1)

	Al Frank	Al Frank
	Dividend	Dividend
	Value Fund -	Value Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class*	Class**	Index	Index
1 year	3.36%	3.65%	12.56%	13.69%
5 years	12.51%	12.78%	15.63%	15.45%
Since 9.30.04 inception	7.14%	N/A	8.76%	8.41%
Since 4.30.06 inception	N/A	5.27%	7.69%	7.62%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 2.01% for the Investor Class and 1.75% for the Advisor Class, respectively, per the May 1, 2014 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.98% for the Investor Class and 1.73% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations on September 30, 2004.

**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do no incur expenses and are not available for investment.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2014

Shares		Value
	COMMON STOCKS - 97.20%
	CONSUMER DISCRETIONARY - 13.00%
	Hotels, Restaurants & Leisure - 1.72%
19,000	Royal Caribbean Cruises Ltd.	$1,566,170

	Household Durables - 3.13%
45,000	M.D.C. Holdings,Inc.	1,191,150
8,500	Whirlpool Corp.	1,646,790
		2,837,940
	Media - 4.05%
26,000	Comcast Corp. - Class A	1,508,260
23,000	Walt DisneyCo.	2,166,370
		3,674,630
	Multiline Retail - 1.08%
16,000	Kohl’s Corp.	976,640

	Specialty Retail - 3.02%
60,000	American Eagle Outfitters	832,800
22,000	Coach, Inc.	826,320
60,000	Staples, Inc.	1,087,200
		2,746,320
	Total Consumer Discretionary (Cost $6,320,711)	11,801,700

	CONSUMER STAPLES - 6.64%
	Discount Stores - 2.11%
11,700	Target Corp.	888,147
12,000	Wal-Mart Stores, Inc.	1,030,560
		1,918,707
	Food Products - 4.53%
35,000	Archer-Daniels-Midland Co.	1,820,000
30,000	ConAgra Foods, Inc.	1,088,400
30,000	Tyson Foods, Inc. - Class A	1,202,700
		4,111,100

	Total Consumer Staples (Cost $3,479,099)	6,029,807

	ENERGY - 10.27%
	Energy Equipment & Services - 1.24%
20,000	Baker Hughes, Inc.	1,121,400

	Marine Shipping - 1.17%
75,000	Ship Finance International Ltd. (b)	1,059,000

	Oil, Gas & Consumable Fuels - 6.63%
10,000	Apache Corp.	626,700
20,000	Ensco PLC (b)	599,000
10,000	Exxon Mobil Corp.	924,500
22,000	HollyFrontier Corp.	824,560
36,000	Marathon Oil Corp.	1,018,440
7,500	Royal Dutch Shell PLC - ADR	502,125
200,000	Paragon Offshore PLC	554,000
19,000	Total SA - ADR	972,800
		6,022,125

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares		Value
	Oilfield Services/Equipment - 1.23%
17,000	Bristow Group, Inc.	$1,118,430

	Total Energy (Cost $8,266,550)	9,320,955

	FINANCIALS - 15.22%
	Capital Markets - 1.57%
35,000	Bank of New York Mellon Corp.	1,419,950

	Commercial Banks - 7.10%
26,000	BB&T Corp.	1,011,140
11,000	Canadian Imperial Bank of Commerce (b)	945,450
13,000	Capital One Financial Corp.	1,073,150
75,000	Old National Bancorp	1,116,000
9,000	PNC Financial Services Group, Inc.	821,070
27,000	Wells Fargo & Co.	1,480,140
		6,446,950
	Diversified Financial Services - 1.72%
25,000	JPMorgan Chase & Co.	1,564,500

	Insurance - 3.52%
17,000	Axis Capital Holdings Ltd.	868,530
18,000	MetLife, Inc.	973,620
15,000	Prudential Financial, Inc.	1,356,900
		3,199,050
	Real Estate Investment Trusts (REITs) - 1.31%
55,000	BioMed Realty Trust, Inc.	1,184,700

	Total Financials (Cost $7,935,264)	13,815,150

	HEALTH CARE - 10.90%
	Biotechnology - 1.40%
8,000	Amgen, Inc.	1,274,320

	Health Care Equipment & Supplies - 2.89%
18,000	Baxter International, Inc.	1,319,220
20,000	St. Jude Medical, Inc.	1,300,600
		2,619,820
	Health Care Providers & Services - 2.35%
24,000	Aetna, Inc.	2,131,920

	Pharmaceuticals - 4.26%
15,000	Abbott Laboratories	675,300
15,000	Eli Lilly & Co.	1,034,850
10,000	Johnson & Johnson	1,045,700
12,000	Novartis AG - ADR	1,111,920
		3,867,770
	Total Health Care (Cost $5,293,439)	9,893,830

	INDUSTRIALS - 13.52%
	Construction & Engineering - 3.27%
10,000	Caterpillar, Inc.	915,300
16,000	Fluor Corp.	970,080
45,000	Tutor Perini Corp. (a)	1,083,150
		2,968,530
	Environmental Services - 1.70%
30,000	Waste Management, Inc.	1,539,600

	Farm - 1.02%
10,500	Deere & Co.	928,935

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares		Value
	Human Resource & Employment Services - 1.73%
23,000	ManpowerGroup, Inc.	$1,567,910

	Machinery - 2.73%
22,000	Eaton Corp. PLC (b)	1,495,120
35,000	Trinity Industries, Inc.	980,350
		2,475,470
	Marine - 1.02%
225,000	Navios Maritime Holdings, Inc. (b)	924,750

	Road & Rail - 2.05%
17,000	Norfolk Southern Corp.	1,863,370

	Total Industrials (Cost $9,328,201)	12,268,565

	INFORMATION TECHNOLOGY - 17.72%
	Communications Equipment - 1.23%
40,000	Cisco Systems, Inc.	1,112,600

	Computers & Peripherals - 4.79%
18,000	Apple, Inc.	1,986,840
25,000	Lexmark International, Inc. - Class A	1,031,750
20,000	Seagate Technology PLC (b)	1,330,000
		4,348,590
	Electronic Equipment, Instruments & Components - 2.79%
55,000	Corning, Inc.	1,261,150
50,000	Benchmark Electronics, Inc. (a)	1,272,000
		2,533,150
	IT Services - 1.06%
6,000	International Business Machines Corp.	962,640

	Semiconductors & Semiconductor Equipment - 2.92%
40,000	Intel Corp.	1,451,600
60,000	NVIDIA Corp.	1,203,000
		2,654,600
	Software - 4.93%
45,000	Activision Blizzard, Inc.	906,750
30,000	CA, Inc.	913,500
35,000	Microsoft Corp.	1,625,750
23,000	Oracle Corporation	1,034,310
		4,480,310
	Total Information Technology (Cost $8,602,186)	16,091,890

	MATERIALS - 5.08%
	Chemicals - 2.18%
20,000	Celanese Corp. - Class A	1,199,200
17,000	The Mosaic Company	776,050
		1,975,250
	Metals & Mining - 2.90%
15,000	BHP Billiton Ltd. - ADR	709,800
35,000	Freeport-McMoRan Copper & Gold, Inc.	817,600
275,000	Yamana Gold, Inc. (b)	1,105,500
		2,632,900
	Total Materials (Cost $4,506,857)	4,608,150

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares		Value
	TELECOMMUNICATION SERVICES - 3.40%
	Diversified Telecommunication Services - 3.40%
37,000	Nippon Telegraph & Telephone Corp. - ADR	$947,570
50,500	Symantec Corporation	1,295,578
70,000	Telefonaktiebolaget LM Ericsson - ADR	847,000
	Total Telecommunication Services (Cost $2,821,152)	3,090,148

	UTILITIES - 1.45%
	Electric Integrated - 1.45%
15,000	Entergy Corporation	1,312,200
	Total Utilities (Cost $928,942)	1,312,200

	TOTAL COMMON STOCKS (Cost $57,482,401)	88,232,395

	SHORT-TERM INVESTMENTS - 3.19%
	Money Market Fund - 3.19%
2,891,721	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.04% (c)	2,891,721
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,891,721)	2,891,721

	Total Investments (Cost $60,374,122) - * 100.39%	$91,124,116
	Liabilities in excess of other assets: (0.39)%	(356,076)
	NET ASSETS: 100.00%	$90,768,040

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $60,318,486 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$32,929,108
Unrealized Depreciation:	(2,123,478)
Net Unrealized Appreciation:	$30,805,630

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of December 31, 2014.

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2014

Shares		Value
	COMMON STOCKS - 97.22%
	CONSUMER DISCRETIONARY - 14.28%
	Auto Manufacturers - 1.10%
6,200	Honda Motor Co. Ltd. - ADR	$183,024

	Household Durables - 2.85%
7,000	M.D.C. Holdings, Inc.	185,290
1,500	Whirlpool Corp.	290,610
		475,900
	Health and Personal Care Stores - 1.12%
13,000	PetMed Express, Inc.	186,810

	Household Products - 1.23%
1,800	Kimberly-Clark Corp.	207,972

	Media - 2.91%
3,500	Comcast Corp. - Class A	203,035
3,000	Walt Disney Co.	282,570
		485,605
	Specialty Retail - 5.07%
11,000	American Eagle Outfitters, Inc.	152,680
5,000	Coach, Inc.	187,800
4,500	Foot Locker, Inc.	252,810
14,000	Staples, Inc.	253,680
		846,970
	Total Consumer Discretionary (Cost $1,598,492)	2,386,281

	CONSUMER STAPLES - 5.51%
	Discount Stores - 1.28%
2,500	Wal-Mart Stores, Inc.	214,700

	Food Products - 2.88%
5,000	Archer-Daniels-Midland Co.	260,000
5,500	Tyson Foods, Inc. - Class A	220,495
		480,495
	Food Wholesale - 1.35%
8,640	SpartanNash Co.	225,850

	Total Consumer Staples (Cost $531,890)	921,045

	ENERGY - 8.93%
	Energy Equipment & Services - 0.77%
3,500	Diamond Offshore Drilling, Inc.	128,485

	Marine Shipping - 0.85%
10,000	Ship Finance International Ltd. (b)	141,200

	Oil, Gas & Consumable Fuels - 7.31%
2,000	Apache Corp.	125,340
3,800	Eni S.p.A - ADR	132,658
5,000	Ensco PLC (b)	149,750
2,400	Exxon Mobil Corp.	221,880
4,400	HollyFrontier Corp.	164,912
6,500	Marathon Oil Corp.	183,885
27,000	Paragon Offshore PLC	74,790
3,300	Total SA - ADR	168,960
		1,222,175
	Total Energy (Cost $1,753,799)	1,491,860

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares		Value
	FINANCIALS - 17.04%
	Commercial Banks - 1.75%
7,500	BB&T Corp.	$291,675

	Diversified Financial Services - 4.39%
4,400	JPMorgan Chase & Co.	275,352
16,000	KeyCorp	222,400
4,300	Wells Fargo & Co.	235,726
		733,478
	Insurance - 4.65%
3,700	Allstate Corp.	259,925
2,800	Prudential Financial, Inc.	253,288
2,500	The Travelers Companies, Inc.	264,625
		777,838
	Investment Banks/Brokers - 2.61%
1,400	Goldman Sachs Group, Inc.	271,362
3,500	HSBC Holdings PLC (b)	165,305
		436,667
	Real Estate Investment Trusts (REITS) - 2.39%
35,000	Anworth Mortgage Asset Corp.	183,750
10,000	BioMed Realty Trust, Inc.	215,400
		399,150
	Thrifts & Mortgage Finance - 1.25%
13,000	New York Community Bancorp, Inc.	208,000

	Total Financials (Cost $2,127,525)	2,846,808

	HEALTH CARE - 11.09%
	Biotechnology - 1.52%
1,600	Amgen, Inc.	254,864

	Health Care Equipment & Supplies - 3.11%
3,500	Baxter International, Inc.	256,515
225	Halyard Health, Inc. (a)	10,231
3,500	Medtronic, Inc.	252,700
		519,446
	Health Care Providers & Services - 1.81%
3,400	Aetna, Inc.	302,022

	Pharmaceuticals - 4.65%
3,700	Abbott Laboratories	166,574
2,500	Novartis AG - ADR	231,650
6,300	Pfizer, Inc.	196,245
4,000	Sanofi Synthelabo SA (b)	182,440
		776,909
	Total Health Care (Cost $1,223,813)	1,853,241

	INDUSTRIALS - 14.13%
	Construction & Engineering - 1.12%
2,035	Caterpillar, Inc.	186,264

	Electronic Components - 2.56%
15,000	AVX Corp.	210,000
10,000	Jabil Circuit, Inc.	218,300
		428,300
	Environmental Services - 1.84%
6,000	Waste Management, Inc.	307,920

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares		Value
	Farm - 1.22%
2,310	Deere & Co.	$204,365

	Human Resource & Employment Services - 1.10%
2,700	Manpowergroup, Inc.	184,059

	Machinery - 2.76%
4,000	Eaton Corp. PLC (b)	271,840
7,500	General Electric Co.	189,525
		461,365
	Marine - 1.89%
50,000	Navios Maritime Holdings, Inc. (b)	205,500
3,400	Tidewater, Inc.	110,194
		315,694
	Road & Rail - 1.64%
2,500	Norfolk Southern Corp.	274,025

	Total Industrials (Cost $1,944,052)	2,361,992

	INFORMATION TECHNOLOGY - 16.22%
	Communications Equipment - 1.66%
10,000	Cisco Systems, Inc.	278,150

	Computers & Peripherals - 5.11%
3,150	Apple, Inc.	347,697
5,000	Lexmark International, Inc. - Class A	206,350
4,500	Seagate Technology PLC (b)	299,250
		853,297
	Electronic Equipment, Instruments & Components - 1.65%
12,000	Corning, Inc.	275,160

	IT Services - 1.06%
1,100	International Business Machines Corp.	176,484

	Semiconductors & Semiconductor Equipment - 2.93%
9,000	Intel Corp.	326,610
2,200	QUALCOMM, Inc.	163,526
		490,136
	Software - 3.81%
11,000	Activision Blizzard, Inc.	221,650
6,000	CA, Inc.	182,700
5,000	Microsoft Corp.	232,250
		636,600
	Total Information Technology (Cost $1,575,242)	2,709,827

	MATERIALS - 4.38%
	Chemicals - 1.02%
1,800	Agrium, Inc. (b)	170,496

	Metals & Mining - 3.36%
7,500	Barrick Gold Corp. (b)	80,625
2,500	BHP Billiton Ltd. - ADR	118,300
5,800	Freeport-McMoran Copper & Gold, Inc.	135,488
3,500	Newmont Mining Corp.	66,150
40,000	Yamana Gold, Inc. (b)	160,800
		561,363
	Total Materials (Cost $1,019,359)	731,859

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares		Value
	TELECOMMUNICATION SERVICES - 4.07%
	Diversified Telecommunication Services - 4.07%
8,000	Nippon Telegraph & Telephone Corp. - ADR	$204,880
11,000	Symantec Corporation	282,205
16,000	Telefonaktiebolaget LM Ericsson (b)	193,600
	Total Telecommunication Services (Cost $599,415)	680,685

	UTILITIES - 1.57%
	Electric Integrated - 1.57%
3,000	Entergy Corp.	262,440
	Total Utilities (Cost $191,122)	262,440

	TOTAL COMMON STOCKS (Cost $12,564,709)	16,246,038

	SHORT-TERM INVESTMENT - 2.89%
	Money Market Fund - 2.89%
482,762	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.04% (c)	482,762
	TOTAL SHORT-TERM INVESTMENT (Cost $482,762)	482,762

	Total Investments (Cost $13,047,471)* 100.11%	$16,728,800
	Liabilities in excess of other assets: (0.11)%	(18,111)
	NET ASSETS: 100.00%	$16,710,689

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,023,051 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,701,652
Unrealized Depreciation:	(995,903)
Net Unrealized Appreciation:	$3,705,749

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of December 31, 2014.

See accompanying notes to financial statements.

Al Frank Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2014

			Al Frank
			Dividend Value
	Al Frank Fund		Fund
ASSETS
Investments in securities, at value (cost $60,374,122 and $13,047,471, respectively)	$91,124,116		$16,728,800
Receivables:
Securities sold	537,488		—
Dividends and interest	112,995		29,999
Fund shares sold	24,802		1,647
Prepaid expenses	35,061		27,464
Total assets	91,834,462		16,787,910

LIABILITIES
Payables:
Due to Advisor	53,588		10,836
Distribution fees	19,702		3,656
Fees payable to other affiliates	7,840		1,855
Fund shares redeemed	367,952		690
Securities purchased	592,245		40,246
Accrued expenses	25,095		19,938
Total liabilities	1,066,422		77,221
NET ASSETS	$90,768,040		$16,710,689

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$86,669,790		$16,286,315
Shares issued and outstanding (unlimited number of shares (par value $0.01) authorized)	3,512,518		1,230,774
Net asset value, offering and redemption price per share (a)	$24.67	(b)	$13.23

Advisor Class
Net assets applicable to shares outstanding	$4,098,250		$424,374
Shares issued and outstanding (unlimited number of shares (par value $0.01) authorized)	165,868		32,259
Net asset value, offering and redemption price per share (a)	$24.71		$13.16

COMPONENTS OF NET ASSETS
Paid-in capital	$59,450,456		$12,882,749
Undistributed net investment income	55,636		24,420
Accumulated net realized gain on investments	511,954		122,191
Net unrealized appreciation on investments	30,749,994		3,681,329
Net assets	$90,768,040		$16,710,689

(a)	Redemption of shares held less than 60 days may be assessed a fee of 2.00%

(b)	The NAV and offering price shown above differs from the traded NAV on December 31, 2014 due to financial statement rounding and/or financial statement adjustments made in accordance with accounting principals generally accepted in the U.S.

Al Frank Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2014

		Al Frank
		Dividend Value
	Al Frank Fund	Fund
INVESTMENT INCOME
Income
Dividends (Net of witholding taxes of $51,651 and $11,595)	$2,298,293	$475,068
Interest	4,122	304
Securities lending - Net	49,041	—
Total investment income	2,351,456	475,372
Expenses
Advisory fees	930,440	171,262
Distribution fees - Investor Class	221,567	41,665
Administration & fund accounting fees	74,000	16,937
Registration expense	47,020	42,266
Transfer agent fees and expenses	44,291	12,689
Legal fees	37,530	18,963
Reports to shareholders	29,957	6,382
Chief Compliance Officer fee	16,314	3,014
Audit fees	14,000	14,000
Insurance	10,617	906
Custody fees	9,230	3,591
Trustee fees	8,775	8,880
Non 12b-1 shareholder servicing	4,686	815
Miscellaneous	843	562
Total expenses	1,449,270	341,932
Less: Advisory fees waived by Advisor	(75,389)	(4,300)
Net expenses	1,373,881	337,632
Net investment income	977,575	137,740

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	8,705,483	1,375,869
Net change in unrealized appreciation/(depreciation) on investments	(4,701,042)	(939,149)
Net realized and unrealized gain on investments	4,004,441	436,720
Net increase in net assets resulting from operations	$4,982,016	$574,460

Al Frank Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$977,575	$878,723
Net realized gain on investments	8,705,483	12,320,889
Net change in unrealized appreciation (depreciation) on investments	(4,701,042)	13,955,020
Net increase in net assets resulting from operations	4,982,016	27,154,632

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(993,348)	(826,626)
Advisor Class	(56,815)	(53,860)
From net realized gain on investments
Investor Class	(8,501,403)	(11,098,801)
Advisor Class	(397,450)	(578,896)
Total distributions to shareholders	(9,949,016)	(12,558,183)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	2,441,997	(452,731)
Total increase (decrease) in net assets	(2,525,003)	14,143,718

NET ASSETS
Beginning of year	93,293,043	79,149,325
End of year	$90,768,040	$93,293,043
Undistributed net investment income	$55,636	$1,053

(a)	A summary of share transactions is as follows:

Investor Class

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	225,615	$6,011,582	125,638	$3,292,185
Shares issued on reinvestment of distributions	378,666	9,303,823	468,498	11,674,979
Shares redeemed*	(468,744)	(12,490,554)	(612,973)	(15,841,463)
Net increase (decrease)	135,537	$2,824,851	(18,837)	$(874,299)

* Net of redemption fees of		$1,198		$1,899

Advisor Class

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	7,503	$208,491	21,294	$585,554
Shares issued on reinvestment of distributions	18,328	450,877	25,179	628,210
Shares redeemed*	(38,549)	(1,042,222)	(29,178)	(792,196)
Net increase (decrease)	(12,718)	$(382,854)	17,295	$421,568

* Net of redemption fees of		$57		$53

Al Frank Dividend Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$137,740	$137,576
Net realized gain on investments	1,375,869	2,574,617
Net change in unrealized appreciation (depreciation) on investments	(939,149)	2,130,309
Net increase in net assets resulting from operations	574,460	4,842,502

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(127,252)	(146,472)
Advisor Class	(4,725)	(5,616)
From net realized gain on investments
Investor Class	(1,658,001)	(2,077,116)
Advisor Class	(46,426)	(62,909)
Total distributions to shareholders	(1,836,404)	(2,292,113)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	795,065	326,716
Total increase (decrease) in net assets	(466,879)	2,877,105

NET ASSETS
Beginning of year	17,177,568	14,300,463
End of year	$16,710,689	$17,177,568
Undistributed net investment income	$24,420	$—

(a)	A summary of share transactions is as follows:

Investor Class

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	45,837	$648,603	65,491	$968,528
Shares issued on reinvestment of distributions	131,281	1,725,036	156,022	2,137,503
Shares redeemed*	(104,625)	(1,529,991)	(194,145)	(2,843,504)
Net increase	72,493	$843,648	27,368	$262,527

*Net of redemption fees of		$75		$242

Advisor Class

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,067	$29,804	507	$7,240
Shares issued on reinvestment of distributions	3,916	51,150	5,028	68,525
Shares redeemed*	(9,268)	(129,537)	(788)	(11,576)
Net increase (decrease)	(3,285)	$(48,583)	4,747	$64,189

*Net of redemption fees of		$2		$7

Al Frank Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2014		2013	2012	2011	2010

Net asset value, beginning of year	$26.24		$22.25	$20.44	$27.49	$23.24

Income from investment operations:
Net investment income ^	0.28		0.26	0.38	0.16	0.07
Net realized and unrealized gain/(loss) on investments	1.13		7.77	3.14	(1.42)	4.26
Total from investment operations	1.41		8.03	3.52	(1.26)	4.33

Less distributions:
From net investment income	(0.31)		(0.28)	(0.42)	(0.21)	(0.08)
From net realized gain on investments	(2.67)		(3.76)	(1.29)	(5.58)	—
Total distributions	(2.98)		(4.04)	(1.71)	(5.79)	(0.08)

Redemption fees retained ^ #	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year	$24.67	(a)	$26.24	$22.25	$20.44	$27.49

Total return (b)	5.43	% (c)	37.06%	17.26%	-4.64%	18.65%

Ratios/supplemental data:
Net assets, end of year (thousands)	$86,670		$88,602	$75,557	$81,168	$106,961
Ratio of expenses to average net assets:
Before fee waivers	1.57%		1.55%	1.70%	1.67%	1.66%
After fee waivers	1.49%		1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets:
Before fee waivers	0.96%		0.95%	1.50%	0.40%	0.13%
After fee waivers	1.04%		1.00%	1.71%	0.58%	0.30%
Portfolio turnover rate	17.85%		18.70%	10.77%	34.88%	18.75%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	The NAV and offering price shown above differs from the traded NAV on December 31, 2014 due to financial statement rounding and/or financial statement adjustments made in accordance with accounting principals generally accepted in the U.S.

(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(c)	Total returns are calculated using the adjusted NAV on December 31, 2014.

Al Frank Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2014		2013		2012	2011	2010

Net asset value, beginning of year	$26.27		$22.27		$20.46	$27.52	$23.27

Income from investment operations:
Net investment income ^	0.35		0.33		0.45	0.22	0.13
Net realized and unrealized gain/(loss) on investments	1.14		7.78		3.13	(1.42)	4.27
Total from investment operations	1.49		8.11		3.58	(1.20)	4.40

Less distributions:
From net investment income	(0.38)		(0.35)		(0.48)	(0.28)	(0.15)
From net realized gain on investments	(2.67)		(3.76)		(1.29)	(5.58)	—
Total distributions	(3.05)		(4.11)		(1.77)	(5.86)	(0.15)

Redemption fees retained	0.00	^ #	0.00	^ #	—	—	0.00	^ #

Net asset value, end of year	$24.71		$26.27		$22.27	$20.46	$27.52

Total return (a)	5.73%		37.39%		17.55%	-4.40%	18.92%

Ratios/supplemental data:
Net assets, end of year (thousands)	$4,098		$4,691		$3,592	$2,886	$3,987
Ratio of expenses to average net assets:
Before fee waivers	1.32%		1.29%		1.45%	1.42%	1.41%
After fee waivers	1.24%		1.24%		1.24%	1.24%	1.24%
Ratio of net investment income to average net assets:
Before fee waivers	1.20%		1.20%		1.81%	0.64%	0.38%
After fee waivers	1.28%		1.26%		2.02%	0.82%	0.55%
Portfolio turnover rate	17.85%		18.70%		10.77%	34.88%	18.75%

^	Based on average shares outstanding.

#	Amount are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

Al Frank Dividend Value Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.39	$12.31	$10.96	$11.54	$10.15

Income from investment operations:
Net investment income ^	0.12	0.12	0.21	0.09	0.07
Net realized and unrealized gain/(loss) on investments	0.36	4.15	1.67	(0.56)	1.39
Total from investment operations	0.48	4.27	1.88	(0.47)	1.46

Less distributions:
From net investment income	(0.12)	(0.14)	(0.22)	(0.11)	(0.07)
From net realized gain on investments	(1.52)	(2.05)	(0.31)	—	—
Total distributions	(1.64)	(2.19)	(0.53)	(0.11)	(0.07)

Redemption fees retained ^ #	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$13.23	$14.39	$12.31	$10.96	$11.54

Total return (a)	3.36%	35.65%	17.20%	-4.09%	14.39%

Ratios/supplemental data:
Net assets, end of year (thousands)	$16,286	$16,669	$13,923	$14,209	$17,832
Ratio of expenses to average net assets:
Before fee waivers	2.01%	2.01%	2.58%	2.41%	2.35%
After fee waivers	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fee waivers	0.77%	0.82%	1.12%	0.39%	0.29%
After fee waivers	0.80%	0.85%	1.72%	0.82%	0.66%
Portfolio turnover rate	16.84%	24.89%	10.84%	37.24%	35.78%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

Al Frank Dividend Value Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2014		2013		2012	2011	2010

Net asset value, beginning of year	$14.32		$12.26		$10.92	$11.50	$10.12

Income from investment operations:
Net investment income ^	0.15		0.16		0.25	0.12	0.09
Net realized and unrealized gain/(loss) on investments	0.36		4.13		1.65	(0.56)	1.39
Total from investment operations	0.51		4.29		1.90	(0.44)	1.48

Less distributions:
From net investment income	(0.15)		(0.18)		(0.25)	(0.14)	(0.10)
From net realized gain on investments	(1.52)		(2.05)		(0.31)	—	—
Total distributions	(1.67)		(2.23)		(0.56)	(0.14)	(0.10)

Redemption fees retained	0.00	^ #	0.00	^ #	—	—	—

Net asset value, end of year	$13.16		$14.32		$12.26	$10.92	$11.50

Total return (a)	3.65%		35.97%		17.49%	-3.83%	14.60%

Ratios/supplemental data:
Net assets, end of year (thousands)	$424		$509		$377	$282	$368
Ratio of expenses to average net assets:
Before fee waivers	1.75%		1.75%		2.33%	2.16%	2.10%
After fee waivers	1.73%		1.73%		1.73%	1.73%	1.73%
Ratio of net investment income to average net assets:
Before fee waivers	1.03%		1.09%		1.45%	0.62%	0.48%
After fee waivers	1.06%		1.11%		2.05%	1.05%	0.85%
Portfolio turnover rate	16.84%		24.89%		10.84%	37.24%	35.78%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2014

NOTE 1 - ORGANIZATION

The Al Frank Fund and the Al Frank Dividend Value Fund (the “Funds”) are each diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The investment objectives of the Al Frank Dividend Value Fund are long-term total return from both capital appreciation and, secondarily, dividend income. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively. The Al Frank Dividend Value Fund Investor and Advisor Classes commenced operations on September 30, 2004 and April 30, 2006, respectively.

Each Fund was reorganized on January 21, 2013, from a series on Advisors Series Trust, a Delaware statutory trust, to a series on Northern Lights Fund Trust II. As a series of Northern Lights Fund Trust II, each Fund is a continuation of the identically-named predecessor fund that was a series of Advisors Series Trust.

Prior to April 30, 2006, the shares of the Funds had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Investor Class Shares. As part of its multiple class plan, the Funds now also offer Advisor Class Shares. Because the fees and expenses vary between the Investor Class Shares and the Advisor Class Shares, performance will vary with respect to each class. Under normal conditions, the Advisor Class Shares are expected to have lower expenses than the Investor Class Shares which will result in higher total returns.

Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. The Funds may also be purchased by qualified investors directly through the Funds’ Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Funds to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Funds to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Funds’ policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 – 2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2014 (Continued)

with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Dividends and distributions to shareholders are recorded on ex-dividend date.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

F.	Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2014, the Al Frank Fund and the Al Frank Dividend Value Fund assessed $1,255 and $77, respectively, in redemption fees.

G.	Expenses: Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Trust’s Board of Trustees (the “Board”), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

H.	Indemnification: The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2014 (Continued)

valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2014 (Continued)

representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Funds’ assets measured at fair value:

Al Frank Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$11,801,700	$—	$—	$11,801,700
Consumer Staples	6,029,807	—	—	6,029,807
Energy	9,320,955	—	—	9,320,955
Financials	13,815,150	—	—	13,815,150
Health Care	9,893,830	—	—	9,893,830
Industrials	12,268,565	—	—	12,268,565
Information Technology	16,091,890	—	—	16,091,890
Materials	4,608,150	—	—	4,608,150
Telecommunication Services	3,090,148	—	—	3,090,148
Utilities	1,312,200	—	—	1,312,200
Total Common Stocks	88,232,395	—	—	88,232,395
Short-Term Investments	2,891,721	—	—	2,891,721
Total Investments	$91,124,116	$—	$—	$91,124,116

Al Frank Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,386,281	$—	$—	$2,386,281
Consumer Staples	921,045	—	—	921,045
Energy	1,491,860	—	—	1,491,860
Financials	2,846,808	—	—	2,846,808
Health Care	1,853,241	—	—	1,853,241
Industrials	2,361,992	—	—	2,361,992
Information Technology	2,709,827	—	—	2,709,827
Materials	731,859	—	—	731,859
Telecommunication Services	680,685	—	—	680,685
Utilities	262,440	—	—	262,440
Total Common Stocks	16,246,038	—	—	16,246,038
Short-Term Investments	482,762	—	—	482,762
Total Investments	$16,728,800	$—	$—	$16,728,800

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2014 (Continued)

Transfers between Levels are recognized at December 31, 2014, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended December 31, 2014.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended December 31, 2014, AFAM Capital, Inc. (formerly known as Al Frank Asset Management, Inc.) (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended December 31, 2014, the Al Frank Fund and the Al Frank Dividend Value Fund incurred $930,440 and $171,262, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2016, to waive a portion of its advisory fee. For the year ended December 31, 2014, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit the Al Frank Fund’s Investor Class aggregate annual operating expenses to 1.49% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.24% of average daily net assets, and the Al Frank Dividend Value Fund’s Investor Class aggregate annual operating expenses to 1.98% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.73% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2014, the Advisor reduced its fees in the amount of $75,389 and $4,300 for the Al Frank Fund and the Al Frank Dividend Value Fund, respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Al Frank Fund		Al Frank Dividend Value Fund
Year	Amount	Year	Amount
2015	$175,404	2015	$88,094
2016	49,208	2016	4,588
2017	75,389	2017	4,300
	$300,001		$96,982

Distributor - The Board has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2014, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid 12b-1 fees of $221,567 and $41,665, respectively. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of Gemini Fund Services (“GFS”). For the year ended December 31, 2014, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid the Distributor $0 and $0, respectively.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2014 (Continued)

Principal Executive Officer and a Principal Financial Officer to the Funds and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Funds were:

	Purchases	Sales
Al Frank Fund	$16,190,713	$23,427,874
Al Frank Dividend Value Fund	2,804,246	3,480,393

NOTE 6 - SECURITIES LENDING

The Al Frank Fund had entered into a securities lending arrangement with Morgan Stanley Securities Servicing Inc. (the “Borrower”). Under the terms of the agreement, the Fund was authorized to loan securities to the Borrower. In exchange, the Fund received cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral was invested in short-term instruments. Securities lending income is disclosed in the Fund’s Statement of Operations. Although risk was mitigated by the collateral, the Fund could have experienced a delay in recovering its securities and possible loss of income or value if the Borrower failed to return them. The agreement provided that the Fund received a guaranteed amount in securities lending revenue annually. The securities lending arrangement terminated on September 30, 2014.

NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	For the year ended December 31, 2014			For the year ended December 31, 2013
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
Al Frank Fund	$1,181,470	$8,767,546	$9,949,016	$880,486	$11,677,697	$12,558,183
Al Frank Dividend Value Fund	109,829	1,726,575	1,836,404	144,006	2,148,107	2,292,113

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Total
	Ordinary	Long-Term	Appreciation/	Accumulated
Fund	Income	Capital Gains	(Depreciation)	Earnings/(Deficits)
Al Frank Fund	$350,654	$161,300	$30,805,630	$31,317,584
Al Frank Dividend Value Fund	—	122,191	3,705,749	3,827,940

Differences between undistributed net investment income and accumulated net realized gains on investments for book purposes and undistributed ordinary income and long-term capital gains for tax purposes is due to the tax adjustments for return of capital distribution from C-Corporations.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2014 (Continued)

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments for return of capital distributions from C-Corporations, resulted in reclassification for the Funds for the year ended December 31, 2014 as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
Fund	Income	Gains
Al Frank Fund	$127,171	$(127,171)
Al Frank Dividend Value Fund	18,657	(18,657)

NOTE 8 - SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Al Frank Fund and Al Frank Dividend Value Fund

We have audited the accompanying statements of assets and liabilities of Al Frank Fund and Al Frank Dividend Value Fund (the “Funds”), each a series of shares of beneficial interest in Northern Lights Fund Trust II, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2012 were audited by other auditors whose report dated March 1, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Al Frank Fund and Al Frank Dividend Value Fund as of December 31, 2014, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 2, 2015

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 20-21, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Al Frank Fund and the Al Frank Dividend Value Fund , (the “Al Frank Funds”)and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement “).

Based on their evaluation of the information provided by AFAM, in conjunction with each Al Frank Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to the Al Frank Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the AL Frank Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the AFAM Advisory Agreement with respect to each of the AL Frank Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement. In considering the renewal of the AFAM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by AFAM related to the proposed renewal of the AFAM Advisory Agreement with respect to each of the AL Frank Funds, including AFAM’s form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for each of the Al Frank Funds, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the AFAM Funds; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each of the AFAM Funds’ investment

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on financial information provided by and representations made by AFAM and concluded that AFAM was sufficiently well -capitalized, or had the ability to make additional contributions in order to meet its obligations to each of the Al Frank Funds. The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the AFAM Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM to each of the AL Frank Funds were satisfactory.

Performance. The Board reviewed the performance of each of Al Frank and Al Frank Dividend Value as compared to its peer group, Morningstar category and benchmark for the one year, five year, ten year and since inception periods ended September 30, 2014, noting that Al Frank outperformed its peer group and Morningstar category for the one, five and since inception periods, modestly underperformed its peer group for the ten year period but outperformed its Morningstar category for the same period modestly underperformed its benchmark for the one year, five year and ten year periods but outperformed its benchmark for the since inception period. The Board reviewed the performance of Al Frank Dividend Value noting that the Fund underperformed its Morningstar category, peer group and benchmark for the one year and five year periods ended September 30, 2014 and had underperformed its peer group and benchmark for the ten year and since inception periods but had outperformed its Morningstar category for the same periods. The Board noted that performance was hurt by poor stock selection within certain sectors. After further discussion, the Board concluded that each of the Al Frank Funds’ past performance was acceptable.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by AFAM, the Board discussed the comparison of management fees and total operating expense data and reviewed each AL Frank Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by AFAM with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for each of the Al Frank Funds, which stated that AFAM had agreed to waive or limit its management fee and/or reimburse expenses at least until April 30, 2016, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.24%, and 1.49%, of Al Frank’s average net assets for Adviser shares and Investor shares, respectively, and 1.73% and 1.98% of Al Frank Dividend Value’s average net assets for Adviser shares and Investor shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on AFAM’s experience, expertise and services to be provided to each of the Al Frank Funds, the advisory fee charged by AFAM for each Al Frank Fund and expense caps for each Al Frank Fund were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to each of the Al Frank Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. After review and discussion, including discussion regarding distribution expenses, the Board concluded that based on the services provided by AFAM and the projected growth of each of the Funds, the fees were reasonable and that anticipated profits from AFAM’s relationship with the Funds were not excessive.

Economies of Scale. As to the extent to which each of the Al Frank Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Al Frank Funds, AFAM’s expectations for growth of the

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

Al Frank Funds, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the AFAM Advisory Agreement, (a) the terms of the AFAM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the AFAM Advisory Agreement is in the best interests of each AL Frank Fund and its shareholders. In considering the renewal of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the AFAM Advisory Agreement was in the best interest of each Al Frank Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	31	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	31	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	31	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	31	Orizon Investment Counsel (financial services company) Board Member

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	31	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-263-6443.

12/31/14-NLII-V2

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Funds web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month-end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2014 - $24,000

2013 - $24,000

(b)	Audit-Related Fees

2014 – None

2013 - None

(c)	Tax Fees

2014 – $4,000

2013 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2013 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014 2013

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $4,000
2013 - $4,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 3/12/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 3/12/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer

Date 3/12/15